UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 29, 2006
THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio		44143

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 440-461-5000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On September 29, 2006, The Progressive Corporation issued a news release announcing that Brian Domeck has been appointed as the Company’s Chief Financial Officer effective March 1, 2007. W. Thomas Forrester, the Company’s current Chief Financial Officer, is expected to continue in that role through March 1, 2007, including participating in the certification of the Company’s 2006 financial statements and related reports. A copy of the news release is attached hereto as Exhibit 99.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
See exhibit index on page 4.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 29, 2006

THE PROGRESSIVE CORPORATION

By:	/s/ Jeffrey W. Basch

Name: Title:	Jeffrey W. Basch Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Form 8-K
Under Reg.	Exhibit
S-K Item 601	No.	Description
(99)	99	News release dated September 29, 2006, announcing that Brian Domeck has been appointed as the Company’s Chief Financial Officer effective March 1, 2007